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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)   April 11, 2001
                                                  ------------------------------

                       Eclipse Surgical Technologies, Inc.
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               (Exact name of registrant as specified in charter)


         California                   0-28288                   77-0223740
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(State or other jurisdiction     (Commission file              (IRS employer
     of incorporation)               number)                identification no.)


1049 Kiel Court, Sunnyvale, California                            94089
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(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code           (408) 548-2100


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

     On April 11, 2001, Eclipse Surgical Technologies, Inc. entered into a Share Purchase Agreement with the State of Wisconsin Investment Board pursuant to which Eclipse issued and sold 2,000,000 shares of its common stock to the State of Wisconsin Investment Board in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended. In connection with the closing of the transactions contemplated by the Share Purchase Agreement, and pursuant to Section 7.7 thereof, the Board of Directors of Eclipse approved and amended the second paragraph of Section 9.1 of Eclipse's Bylaws to insert the following provision:

          "Unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of shareholders, the corporation shall not (i) grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant; (ii) reduce the exercise price of any stock option granted under any existing or future stock option plan; (iii) sell or issue any security convertible, exercisable or exchangeable into shares of Common Stock having a conversion, exercise or exchange price per share which is subject to downward adjustment based on the market price of the Common Stock at the time of conversion, exercise or exchange of such security into Common Stock (except for customary adjustments to give effect to stock splits and stock dividends); or (iv) enter into any equity line or similar arrangement."

     For additional information regarding our Amended and Restated Bylaws and our agreement with the State of Wisconsin Investment Board, please see our Amended and Restated Bylaws, attached hereto as Exhibit 3.1, the Share Purchase Agreement, attached hereto as Exhibit 4.1, and our press release, attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS.

     (c)  Exhibits:

          3.1 Amended and Restated Bylaws of Eclipse Surgical Technologies, Inc. adopted as of April 11, 2001.

          4.1 Share Purchase Agreement dated April 11, 2001 by and between Eclipse Surgical Technologies, Inc. and the State of Wisconsin Investment Board.

          99.1 Press Release, dated April 18, 2001, entitled "Eclipse Surgical Technologies, Inc. Reports First Quarter 2001 Results, Completion of Private Financings".




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 20, 2001

                                  ECLIPSE SURGICAL TECHNOLOGIES, INC.


                                  By: /s/ IAN A. JOHNSTON
                                     ----------------------------------------
                                     Ian A. Johnston
                                     Vice President of Finance and Treasurer



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EXHIBIT INDEX


                                                                                                      SEQUENTIALLY
                                                                                                        NUMBERED
   EXHIBIT NO.                                       DESCRIPTION                                          PAGE
   -----------                                       -----------                                          ----
      3.1      Amended and Restated Bylaws of Eclipse Surgical Technologies, Inc. adopted as of April 11, 2001.

      4.1      Share Purchase Agreement dated April 11, 2001 by and between Eclipse                        --
               Surgical Technologies, Inc. and the State of Wisconsin Investment Board.

     99.1      Press Release, dated April 18, 2001, entitled "Eclipse Surgical                             --
               Technologies, Inc. Reports First Quarter 2001 Results, Completion of Private
               Financings".



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